                                                                   EXHIBIT 10(x)


                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT AND WAIVER (this "AMENDMENT"), to the Credit Agreement dated as of July 30, 1997, among SAFETY 1ST, INC., a Massachusetts corporation ("SAFETY"), SAFETY 1ST HOME PRODUCTS CANADA INC., a Canadian federal corporation ("SAFETY CANADA" and, together with Safety, the "BORROWERS"), each of the financial institutions from time to time parties thereto as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders and BANKERS TRUST COMPANY, as issuer of letters of credit (in such capacity, the "ISSUING BANK"), is made as of January 23, 1998 among the Borrowers and the Lenders.

     WHEREAS, the Borrowers, the Lenders, the Agent and the Issuing Bank are parties to the Credit Agreement, dated as of July 30, 1997 (as heretofore amended on October 29, 1997 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Borrowers have requested that the Lenders agree to amend the Credit Agreement to, among other things, increase the Commitment of each Lender; and

     WHEREAS, the Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in
Section 3, the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is amended by inserting the following definitions in their proper alphabetical sequence:

          "'OUTSTANDING SUPPLEMENTAL AMOUNT' means, on any day, the amount by which (a) the sum of (i) the outstanding principal balance of the Revolving Loans on such day and (ii) the Letter of Credit Obligations outstanding on such day exceeds (b) the sum of (i) the




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     Accounts Borrowing Base on such day and (ii) the Inventory Borrowing Base on such day.

          'SUPPLEMENTAL AMOUNT' means (a) $1,500,000 from January 23, 1998 to February 22, 1998, (b) $1,000,000 from February 23, 1998 to March 22, 1998,
     (c) $500,000 from March 23, 1998 to April 22, 1998 and (d) $0 thereafter.

          'SUPPLEMENTAL AMOUNT FEE' is defined in Section 4.5 (b)."

     (b) The definition of "Accounts Borrowing Base" in Section 1.1 of the Credit Agreement is amended by deleting "75%" and substituting therefor "80%."

     (c) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is amended by

          (i) deleting "and" in subsection (a) thereof and substituting therefor; and

          (ii) inserting at the end of subsection (b) thereof the following:
     "and (c) the supplemental Amount on such day."

     (d) The definition of "Fees" in Section 1.1 of the Credit Agreement is amended by inserting "Supplemental Amount Fee" immediately after "Unused Line Fee,."

     (e) The definition of "Line of Credit" in Section 1.1 of the Credit Agreement is amended by deleting "$27,500,000" and substituting therefor "$35,000,000."

     (f) The definition of "Unused Line Fee" is amended by inserting "(a)" immediately after "4.5."

     (g) Section 2.6 (c) of the Credit Agreement is amended and restated as follows:

          "(c) DISTRIBUTION OF INTEREST, UNUSED LINE FEES AND SUPPLEMENTAL AMOUNT FEES. Interest on the Revolving Loans (including Agent Advances), together with the amount of the Unused Line Fee and the Supplemental Amount Fee, shall be allocated by the Agent to each Lender in accordance with the Proportionate Share of Revolving Loans actually advanced by and repaid to each Lender, and shall accrue from and including the date such Revolving Loans are so advanced and to but excluding the date such Revolving Loans are either repaid by a Borrower or actually settled under this Section. After the end of each month, the Agent shall, upon receipt from a Borrower,




                                      -2-


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     distribute to each Lender its Proportionate Share of the interest, Unused
     Line Fee and Supplemental Amount Fee accrued during such month. The Agent shall, upon receipt from a Borrower, distribute interest on Eurodollar Rate Loans promptly after it is received from a Borrower.

     (h) Section 4.5 of the Credit Agreement is amended and restated as follows:

          "Section 4.5. UNUSED LINE FEE AND SUPPLEMENTAL AMOUNT FEE.

          (a) The Borrowers shall jointly and severally pay to the Agent for distribution to the Lenders on the first Business Day of each month and on the Expiration Date a fee equal to 0.50% per annum calculated monthly in arrears on the average unused portion of the total Commitments at the close of business each day during the immediately preceding month or occurring prior to the Expiration Date (the 'UNUSED LINE FEE').

          (b) The Borrowers shall jointly and severally pay to the Agent for distribution to the Lenders on the first Business Day of each month a fee equal to 0.50% per annum calculated monthly in arrears on the average daily amount of the Outstanding Supplemental Amount during the immediately preceding month (the 'SUPPLEMENTAL AMOUNT FEE')."

          (i) Schedule 1 to the Credit Agreement is amended and restated in the form of Annex I hereto.

          SECTION 2. WAIVER. Effective as of the date hereof, but subject to the satisfaction of the conditions of effectiveness set forth in Section 3 hereof, the Lenders hereby waive compliance with Section 7.2(u) of the Credit Agreement with respect to the two fiscal quarters ended December 31, 1997, PROVIDED that this waiver will not be effective if the EBITDA of Safety and its Subsidiaries for the two fiscal quarters ended December 31, 1997 is less than $5,500,000.

          SECTION 3. EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of (a) this Amendment, duly executed by the Borrowers and the Lenders, and (b) payment (i) of an amendment fee of $37,500 for the ratable benefit of the Lenders and (ii) for all costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and the documents contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Agent. Sections 1 and 2 hereof shall become effective when, and only when, the Agent shall have additionally received

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all of the following documents, each of which shall be in form and substance satisfactory to the Agent:

          (a) Certified copies of (i) the resolutions of the Board of Directors of each Borrower approving this Amendment, the documents delivered in connection herewith and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate actions and governmental approvals, if any, with respect to this Amendment and the transactions contemplated hereby.

          (b) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower who are authorized to sign this Amendment and the documents delivered in connection herewith to which such Borrower is a party.

          (c) An opinion of counsel for the Borrowers, covering such matters relating to this Amendment as the Agent shall reasonably request, including an opinion to the effect that the transactions contemplated hereby do not conflict with or constitute a default under Safety's Series A Preferred Stock.

          (d) A certificate signed by a duly authorized officer of Safety certifying that (i) the representations and warranties contained in Section 4 hereof are true and correct on and as of the date of such certificate as though made on and as of such date, (ii) the representations and warranties contained in Section 6.1 of the Credit Agreement are true and correct on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (iii) no Default or Event of Default has occurred and is continuing.

          (e) A certificate executed by an Authorized Officer certifying that, since September 30, 1997, there has been change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          (f) A certificate executed by the chief financial officer of each Credit Party to the effect that such Credit Party is solvent after giving effect to the transactions contemplated by this Amendment.

          (g) A consent, substantially in the form of Exhibit A hereto, duly executed by the Guarantors.

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          (h) Amended and Restated Revolving Notes, each substantially in the form of Exhibit B, duly executed by the Borrowers in favor of each Lender.

          (i) Such other documents, instruments, opinions, materials and information as the Agent may request.

          SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance by each Borrower of this Amendment, the Credit Agreement as amended hereby and the documents delivered in connection herewith to which such Borrower is a party (i) are within such Borrower's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents (including, without limitation, the certificate of designation for any preferred stock of a Borrower), (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower (other than Liens permitted by the Credit Agreement).

          (b) This Amendment, the Credit Agreement as amended hereby and the documents delivered in connection herewith to which such Borrower is a party constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

          (c) There is no pending or, to the best of its knowledge, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order with respect to the transactions contemplated by this Amendment or the Credit Agreement as amended hereby.

          (d) Since September 30, 1997 there has occurred no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

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          (e) All consents, filings and approvals required in connection with the execution, delivery and performance by such Borrower of this Amendment and the Credit Agreement as amended hereby have been obtained or made and are in full force and effect.

          SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended and waived hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

               (d) This Amendment shall be deemed to be a Credit Document for all purposes.

               SECTION 6. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the Game was a fully executed and delivered original manual counterpart.

               SECTION 7. COSTS, EXPENSES AND TAXES. The Borrowers shall jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the documents contemplated hereby or delivered in connection herewith, and agrees to hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

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               SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       BORROWERS
                                       ---------
                                       SAFETY 1ST, INC.

                                       By: /s/ Richard E. Wenz
                                          -------------------------------------
                                           Name:
                                           Title:

                                       SAFETY 1ST, HOME PRODUCTS CANADA INC.

                                       By: /s/ Richard E. Wenz
                                          -------------------------------------
                                           Name: Richard E. Wenz
                                           Title:

                                       LENDERS
                                       -------

                                       BT COMMERCIAL CORPORATION

                                       By: /s/ Frederic W. Thomas, Jr.
                                          -------------------------------------
                                           Name:   Frederic W. Thomas, Jr.
                                           Title:  V.P.

                                       LASALLE NATIONAL BANK

                                       By: /s/ Christopher G. Clifford
                                          -------------------------------------
                                           Name:  Christopher G. Clifford
                                           Title: Sr. Vice President

                                       BNY FINANCIAL CORPORATION

                                       By: /s/ Frank Imperato
                                          -------------------------------------
                                           Name:
                                           Title: V.P.

                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By: /s/ Harvey Freidman
                                          -------------------------------------
                                           Name:  Harvey Freidman
                                           Title: Exec. Vice Pres.


                                       FINOVA CAPITAL CORPORATION



                                       By: /s/ Mary Anne V. Richardson
                                          -------------------------------------
                                           Name: Mary Anne V. Richardson
                                           Title: A.V.P.

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

                                                                         ANNEX I


                                                                      SCHEDULE 1


                        List of Lenders, Lending Offices
                                 and Commitments
                        ---------------------------------


             LENDER                               REVOLVING
                                                 COMMITMENT

BT Commercial Corporation                       $7,000,000
14 Wall Street, 3rd Floor
New York, New York 10005

LaSalle National Bank                           $7,000,000
135 S. LaSalle Street, Suite 425
Chicago, Illinois 60603

BNY Financial Corporation                       $7,000,000
1290 Avenue of the Americas
New York, New York 10104

Summit Commercial/Gibraltar Corp.               $7,000,000
546 Fifth Avenue
New York, New York 10036

Finova Capital Corporation                      $7.000,000
355 South Grand Avenue
Suite 2400
Los Angeles, California 90071